UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 28, 2014

ANI PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-31812 (Commission File Number)	58-2301143 (I.R.S. Employer Identification Number)
210 Main Street West Baudette, Minnesota (Address of principal executive offices)	56623 (Zip Code)
Registrant’s telephone number, including area code: (218) 634-3500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On February 28, 2014, ANI Pharmaceuticals, Inc. (the “Company”) posted to its website its March 2014 Corporate Presentation. The presentation is available on the Company's website, www.anipharmaceuticals.com, and is attached to this Current Report on Form 8-K as Exhibit 99.1 and incorporated into this Item 7.01 by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Forward-Looking Statements

Certain statements contained in the presentation slides furnished with this report contain forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about the potential benefits of the recent Merger, the Company’s plans, objectives, expectations and intentions with respect to future operations and products, the anticipated financial position, operating results and growth prospects of the Company and other statements that are not historical in nature, particularly those that utilize terminology such as “anticipates,” “will,” “expects,” “plans,” “potential,” “future,” “believes,” “intends,” “continue,” other words of similar meaning, derivations of such words and the use of future dates. Forward-looking statements by their nature address matters that are, to different degrees, subject to change. You should not place undue reliance on those statements because they are subject to numerous uncertainties, risks and other factors relating to the Company’s operations and business environment and other factors, all of which are difficult to predict and many of which are beyond the Company’s control.

Uncertainties and risks may cause the Company’s actual results to be materially different than those expressed in or implied by such forward-looking statements. Uncertainties and risks include, but are not limited to, the risk that the Company may in the future face increased difficulty in importing raw materials and/or increased competition, for its Esterified Estrogen with Methyltestosterone Tablet product; competitive conditions for the Company's other products may intensify; the Company may be required to seek the approval of the U.S. Food and Drug Administration ("FDA") for its unapproved products or withdraw such products from the market; general business and economic conditions; the Company’s expectations regarding trends in markets for the Company’s current and planned products; the Company’s future cash flow and its ability to support its operations; the Company’s ability to obtain additional financing as needed; the difficulty of developing pharmaceutical products, obtaining regulatory and other approvals and achieving market acceptance of such products; and the marketing success of the Company’s licensees or sublicensees.

These factors should not be construed as exhaustive and should be read in conjunction with the Company's other disclosures, including but not limited to the Company's Annual Report on Form 10-K for the year ended December 31, 2013 filed with the SEC on February 28, 2014, including the factors described in “Item 1A. Risk Factors.” Other risks may be described from time to time in our filings made under the securities laws, including our quarterly reports on Form 10-Q and our current reports on Form 8-K. There may be additional risks, uncertainties and factors that we do not currently view as material or that are not known. The forward-looking statements contained in this document are made only as of the date of this document. The Company undertakes no obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit
99.1	ANI Pharmaceuticals, Inc. Corporate Presentation March 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANI PHARMACEUTICALS, INC.

Date: February 28, 2014	By:	/s/ Charlotte C. Arnold
Charlotte C. Arnold Vice President and Chief Financial Office